Rule 497(e)
                              File Nos. 33-94668
                              and 811-9070

                                  DEVCAP SHARED
                                   RETURN FUND

                        Supplement dated October 10, 1997
                      to Prospectus dated November 27, 1996

     The Supplement should be revised as follows:

     1. Please delete the sentence beginning with the word "Whenever" and ending with "shareholders" (contained in the first full paragraph, 7 lines down from the colon on page 2) and replace with the following text in its entirety:

     Whenever the Trustees determine to seek the instructions of the Fund shareholders the Fund will hold a meeting of its shareholders and, at the meeting of investors in the Portfolio, the Fund will cast votes at the Portfolio level in the same proportion as the votes of the Fund's shareholders.

     2. Within the text appearing above the last paragraph on page 2 of the Supplement to the Prospectus, replace the page number "24" with the number "13".